Long-term Debt	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
Long-term Debt
5.	Long-term Debt
On March 10, 2023, the Company prepaid $23.2 million representing the then outstanding balance of the loan facility issued in November 2021 and originally maturing in November 2026 (“term loan A”) using cash on hand and the related mortgages of the vessels “Magic Wand”, “Clean Thrasher”, “Clean Sanctuary” and “Stealth Berana” was released.
In the first quarter of 2023, the Company repaid the amount of $1.4 million in line with the amortization schedule of the loan facility issued in September 2022 and originally maturing in September 2026 (“term loan B”) and the loan facility issued in November 2022 and originally maturing in November 2027 (“term loan C”), and then proceeded with their full prepayment as follows:
On April 7, 2023, the Company prepaid $30.0 million representing the then outstanding balance of the term loan C using cash on hand and the related mortgages of the vessels “Suez Enchanted” and “Suez Protopia” were released.

On April 25, 2023, the Company prepaid $15.9 million representing the then outstanding balance of the term loan B using cash on hand and the related mortgages of the vessels “Clean Nirvana” and “Clean Justice” were released.
Bank loan interest expense for the above loans for the years ended December 31, 2023, 2024 and 2025 amounted to $1,271,409, nil and nil, respectively. Interest expense is included in interest and finance costs in the consolidated statements of comprehensive income. For the years ended December 31, 2023, 2024 and 2025, the amortization of deferred financing charges amounted to $474,039, nil and nil, respectively, and is included in interest and finance costs in the consolidated statements of comprehensive income. The average interest rate (including the margin) on the above loans was 7.55% for the year ended December 31, 2023.